UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 30, 2009
(Date of earliest event reported)
U.S. BANCORP
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On October 30, 2009, U.S. Bancorp (the “Company”) issued a press release announcing the acquisition by its lead bank, U.S. Bank National Association, of the banking subsidiaries of FBOP Corporation of Oak Park, Illinois, from the Federal Deposit Insurance Corporation. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Additional information regarding these transactions is included in a slide presentation posted on the Company’s website and attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release dated October 30, 2009.

99.2	Presentation slides dated October 30, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

Date: November 2, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated October 30, 2009.

99.2	Presentation slides dated October 30, 2009.

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